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                                                                     EXHIBIT 4.2

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                                   INDENTURE


                                    between


                          OCWEN FINANCIAL CORPORATION


                                      and


                          NORWEST BANK MINNESOTA, N.A.
                                   as Trustee






                          Dated as of _________, 199__



                         Providing for the Issuance of
                        Senior Debt Securities in Series





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                                TABLE OF CONTENTS


                                                                            PAGE

ARTICLE I......................................................................1

Definitions and Other Provisions of General Application........................1
         Section 1.01.  Definitions............................................1
         Section 1.02.  Compliance Certificate and Opinions...................14
         Section 1.03.  Forms of Documents Delivered to Trustee...............15
         Section 1.04.  Acts of Holders.......................................16
         Section 1.05.  Notices, Etc., to Trustee and Company.................18
         Section 1.06.  Notice to Holders; Waiver.............................19
         Section 1.07.  Headings and Table of Contents........................20
         Section 1.08.  Successors and Assigns................................20
         Section 1.09.  Separability..........................................20
         Section 1.10.  Benefits of Indenture.................................20
         Section 1.11.  Governing Law.........................................20
         Section 1.12.  Legal Holidays........................................21

ARTICLE II

         Security Forms.......................................................21
         Section 2.01.  Forms Generally.......................................21
         Section 2.02.  Form of Trustee's Certificate of
                            Authentication....................................22
         Section 2.03.  Securities in Global Form.............................22
         Section 2.04.  Form of Legend for Securities in Global
                            Form..............................................23

ARTICLE III

         The Securities.......................................................24
         Section 3.01.  Amount Unlimited; Issuable in Series..................24
         Section 3.02.  Denominations.........................................28
         Section 3.03.  Execution, Authentication, Delivery and
                            Dating............................................29
         Section 3.04.  Temporary Securities..................................32
         Section 3.05.  Registration, Transfer and Exchange...................33
         Section 3.06.  Replacement Securities................................38
         Section 3.07.  Payment of Interest; Interest Rights
                            Preserved.........................................39
         Section 3.08.  Persons Deemed Owners.................................41
         Section 3.09.  Cancellation..........................................42
         Section 3.10.  Computation of Interest...............................43
         Section 3.11.  CUSIP Numbers.........................................43

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         Section 3.12.  Currency and Manner of Payment in Respect of
                            Securities........................................43
         Section 3.13.  Appointment and Resignation of Exchange Rate
                            Agent.............................................48

ARTICLE IV

         Satisfaction, Discharge and Defeasance...............................49
         Section 4.01.  Termination of Company's Obligations Under
                            the Indenture.....................................49
         Section 4.02.  Application of Trust Funds............................50
         Section 4.03.  Applicability of Defeasance Provisions;
                            Company's Option to Effect Defeasance or
                            Covenant Defeasance...............................51
         Section 4.04.  Defeasance and Discharge..............................51
         Section 4.05.  Covenant Defeasance...................................52
         Section 4.06.  Conditions to Defeasance or Covenant
                            Defeasance........................................52
         Section 4.07.  Deposited Money and Government Obligations to
                            Be Held in Trust..................................55
         Section 4.08.  Repayment to Company..................................56
         Section 4.09.  Indemnity for Government Obligations..................56
         Section 4.10.  Reinstatement.........................................56

ARTICLE V

         Defaults and Remedies................................................57
         Section 5.01.  Events of Default.....................................57
         Section 5.02.  Acceleration; Rescission and Annulment................59
         Section 5.03.  Collection of Indebtedness and Suits for
                            Enforcement by Trustee............................60
         Section 5.04.  Trustee May File Proofs of Claim......................61
         Section 5.05.  Trustee May Enforce Claims Without
                            Possession of Securities..........................62
         Section 5.06.  Delay or Omission Not Waiver..........................62
         Section 5.07.  Waiver of Past Defaults...............................62
         Section 5.08.  Control by Majority...................................63
         Section 5.09.  Limitation on Suits by Holders........................63
         Section 5.10.  Rights of Holders to Receive Payment..................64
         Section 5.11.  Application of Money Collected........................64
         Section 5.12.  Restoration of Rights and Remedies....................65
         Section 5.13.  Rights and Remedies Cumulative........................65
         Section 5.14.  Waiver of Usury, Stay or Extension Laws...............65
         Section 5.15.  Undertaking for Costs.................................66
         Section 5.16.  Judgment Currency.....................................66
         Section 6.01.  Certain Duties and Responsibilities of the
                            Trustee...........................................67
         Section 6.02.  Rights of Trustee.....................................67
         Section 6.03.  Trustee May Hold Securities...........................68

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         Section 6.04.  Money Held in Trust...................................69
         Section 6.05.  Trustee's Disclaimer..................................69
         Section 6.06.  Notice of Defaults....................................69
         Section 6.07.  Reports by Trustee to Holders.........................69
         Section 6.08.  Securityholder Lists..................................70
         Section 6.09.  Compensation and Indemnity............................70
         Section 6.10.  Replacement of Trustee................................71
         Section 6.11.  Acceptance of Appointment by Successor................73
         Section 6.12.  Eligibility; Disqualification.........................74
         Section 6.13.  Merger, Conversion, Consolidation or
                            Succession to Business............................74
         Section 6.14.  Appointment of Authenticating Agent...................75

ARTICLE VII

         Consolidation, Merger or Sale by the Company.........................77
         Section 7.01.  Consolidation, Merger or Sale of Assets
                            Permitted.........................................77

ARTICLE VIII

         Supplemental Indentures..............................................78
         Section 8.01.  Supplemental Indentures Without Consent of
                            Holders...........................................78
         Section 8.02.  Supplemental Indentures with Consent of
                            Holders...........................................80
         Section 8.03.  Compliance with Trust Indenture Act...................81
         Section 8.04.  Execution of Supplemental Indentures..................81
         Section 8.05.  Effect of Supplemental Indentures.....................81
         Section 8.06.  Reference in Securities to Supplemental
                            Indentures........................................82

ARTICLE IX

         Covenants............................................................82
         Section 9.01.  Payment of Principal, Premium, if any, and
                            Interest..........................................82
         Section 9.02.  Maintenance of Office or Agency.......................82
         Section 9.03.  Money for Securities Payments to be Held in
                            Trust; Unclaimed Money............................84
         Section 9.04.  Corporate Existence...................................85
         Section 9.05.  Reports by the Company................................85
         Section 9.06.  Annual Review Certificate; Notice of Defaults
                            or Events of Default..............................86
         Section 9.07.  Payment of Taxes and Other Claims.....................86
         Section 9.08.  Maintenance of Properties.............................87
         Section 9.09.  Maintenance of Bank's Status as FDIC-Insured
                            Institution.......................................87
         Section 9.10   Insurance.............................................87

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ARTICLE X

         Redemption...........................................................87
         Section 10.01. Applicability of Article..............................87
         Section 10.02. Election to Redeem Notice to Trustee..................87
         Section 10.03. Selection of Securities to be Redeemed................88
         Section 10.04. Notice of Redemption..................................89
         Section 10.05. Deposit of Redemption Price...........................90
         Section 10.06. Securities Payable on Redemption Date.................90
         Section 10.07. Securities Redeemed in Part...........................91

ARTICLE XI

         Sinking Funds........................................................92
         Section 11.01. Applicability of Article..............................92
         Section 11.02. Satisfaction of Sinking Fund Payments with
                            Securities........................................92
         Section 11.03. Redemption of Securities for Sinking
                            Fund..............................................93



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                  INDENTURE, dated as of __________, 199__ from OCWEN FINANCIAL
CORPORATION, a Florida corporation (the "Company"), to NORWEST BANK MINNESOTA, N.A., a national banking association (the "Trustee").

                                    RECITALS

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities or of series thereof:


                                   ARTICLE I

                        Definitions and Other Provisions
                             of General Application

                  Section 1.01. Definitions. (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as hereinafter defined); and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control, with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Nothwithstanding the foregoing, no Securitization Entity shall be deemed an Affiliate of the Company.

                  "Agent" means any Paying Agent or Registrar.

                  "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 6.14.

                  "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

                  "Bank" means Ocwen Federal Bank, FSB.

                  "Bearer Security" means any Security issued hereunder which is payable to bearer.

                  "Board" or "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of the Board of Directors of the Company.

                  "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or

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particular location are authorized or obligated by law or executive order to close.

                  "Capital Lease Obligation" of any Person means any obligations of such Person under any capital lease for real or personal property which, in accordance with GAAP, is required to be recorded as a capitalized lease obligation; and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

                  "Capital Stock" in any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents or interests in (however designated) capital stock in which Person, including, with respect to a corporation, common stock, Preferred Stock and other corporate stock and, with respect to a partnership, partnership interests, whether general or limited, and any rights (other than debt securities convertible into corporate stock, partnership interests or other capital stock), warrants or options exchangeable for or convertible into such corporate stock, partnership interests or other capital stock.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the party named as the Company in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successor.

                  "Company Order" or "Company Request" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, a Managing Director or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Tangible Net Worth" of any Person and its Subsidiaries means as of the date of determination all amounts that would be included under stockholders' equity on a consolidated balance sheet of such Person and its Subsidiaries determined in accordance with GAAP less an amount equal to the consolidated intangible assets (other than capitalized mortgage

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servicing rights) of such Person and its Subsidiaries determined in accordance with GAAP.

                  "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the issuer of such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any currency unit other than the ECU for the purposes for which it was established.

                  "Corporate Trust Office" means the office of the Trustee in which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at [ADDRESS].

                  "Currency Unit" or "currency unit" for all purposes of this Indenture shall mean any composite currency.

                  "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

                  "Depositary" when used with respect to the Securities of or within any series issuable or issued in whole or in part in global form, means the Person designated as Depositary by the Company pursuant to Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

                  "Disqualified Capital Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part on, or prior to, or is exchangeable for debt securities of the Company or its Subsidiaries prior to, the final Stated Maturity of principal of the Securities; provided, however, that only the amount of such Capital Stock that is redeemable prior to the Stated Maturity of principal of the Securities shall be deemed to be Disqualified Capital Stock.

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

                  "Dollar" means the currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

                  "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

                  "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

                  "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

                  "Exchange Rate Agent", when used with respect to Securities of or within any series, means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, a bank designated pursuant to Section 3.01 or Section 3.13 (which may include any such bank acting as Trustee hereunder).

                  "Exchange Rate Officer's Certificate" means a certificate setting forth (i) the applicable Market Exchange Rate or the applicable bid quotation and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount in the relevant currency or currency unit), payable with respect to a Security of any series on the basis of such Market Exchange Rate or the applicable bid quotation, signed by the Chief Financial Officer, the Treasurer, the Controller, any Vice President or the Assistant Treasurer of the Company.

                  "Foreign Currency" means any currency issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

                  "GAAP" means United States generally accepted accounting principles, in effect as of the date of this Indenture, as set forth in the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as is approved by a significant segment of the accounting profession.

                  "Government Obligations" means securities which are (i) direct obligations of the United States or, if specified as contemplated by Section 3.01, the government which issued the

                                       5
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currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States or, if specified as contemplated by Section 3.01, such government which issued the foreign currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depositary receipt.

                  "Holder" means, with respect to a Bearer Security, a bearer thereof or of a coupon appertaining thereto and, with respect to a Registered Security, a person in whose name a Security is registered on the Register.

                  "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, and in connection with any agreement by such Person to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person now or hereafter outstanding, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under interest rate agreements of such Person,
(v) all Capital Lease Obligations of such Person, (vi) all indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends payable by other Persons, the

                                       6
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payment of which is secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness (the amount of such obligations being deemed to be the lesser of the value of such property or asset or the amount of the obligations so secured), (vii) all guarantees by such Person of Guaranteed Indebtedness, (viii) all Disqualified Capital Stock (valued at the greater of book value and voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends) of such Person, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing or any liability of the types referred to in clauses (i) through (viii) above. For purposes hereof, (x) the "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified
Capital Stock, such fair market value is to be determined in good faith by the board of directors (or any duly authorized committee thereof) of the issuer of such Disqualified Capital Stock, and (y) indebtedness is deemed to be incurred pursuant to a revolving credit facility each time an advance is made thereunder.

                  "Indenture" means this Indenture as originally executed or as amended or supplemented from time to time and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

                  "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                  "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Market Exchange Rate" means, unless otherwise specified with respect to any Securities pursuant to Section

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3.01, (i) for any conversion involving a currency unit on the one hand and
Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 3.01 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 3.01, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such currency or currency unit in question (which may include any such bank acting as Trustee under this Indenture), or such other quotations as the Exchange Rate Agent shall deem appropriate. If there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officer" means the Chairman of the Board, the Vice Chairman of the Board, the President, any Managing Director, the Treasurer, any Assistant Treasurer any Vice President, the Secretary or any Assistant Secretary of the Company.

                  "Officers' Certificate", when used with respect to the Company, means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President, the Treasurer or an Assistant Treasurer.

                  "Opinion of Counsel" means a written opinion from the general or assistant general counsel of the Company or other legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 5.02.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount and in the required currency or Currency Unit has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

                  (iii) Securities, except to the extent provided in Sections 4.04, with respect to which the Company has effected defeasance as provided in Article IV; and

                  (iv) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (W) the principal amount of any Original Issue Discount Securities that may be counted in making such determination or calculation and that shall be deemed to be outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such Determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02,
(X) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Officer's Certificate delivered to the Trustee, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (W) above) of such Security, (Y) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such security pursuant to
Section 3.01, and (Z) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest and any other payments on any Securities on behalf of the Company.

                  "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Maturity thereof and the redemption provisions, if any, with respect thereto, are to the determined by the Company upon the issuance of such Securities.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of or within any series, means the place or places where the principal of, premium, if any, and interest and any other payments on such Securities are payable as specified as contemplated by Sections 3.01.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Preferred Stock" means, with respect to any Person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary liquidation or dissolution of such Person, over Capital Stock of any other class in such Person.

                  "Principal Amount", when used with respect to any Security, means the amount of principal, if any, payable in respect thereof at Maturity; provided, however, that when used with respect to an Indexed Security in any context other than the making of payments at Maturity, "principal amount" means the principal face amount of such Indexed Security at original issuance.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security" means any Security issued hereunder and registered as to principal and interest in the Register.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 3.01.

                  "Responsible Officer", when used with respect to the Trustee, shall mean the chairman or any vice chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any senior vice president, any vice president, any assistant vice president, the secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer, the controller, any assistant controller, or any officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

                  "Securitization Entity" means any pooling arrangement or entity formed or originated for the purpose of holding, and/or issuing securities representing interests in, one or more pools of mortgages, leases, credit card receivables, home equity loan receivables, automobile loans, leases or installment sales contracts, other consumer receivables or other financial assets of the Company or any Subsidiary, and shall include, without limitation, any partnership, limited liability company, liquidating trust, grantor trust, owner trust or real estate mortgage investment conduit.

                  "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means a Security or Securities of the Company issued, authenticated and delivered under this Indenture.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified on such Security or on a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means, with respect to any Person, (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof, or (iii) any other Person which is otherwise controlled by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, except as provided in Section 8.03.

                  "Trustee" means the party named as such in the first paragraph of this Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

                  "United States" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.01, the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "U.S. Person" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.01, a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust, the income of which is subject to United States federal income taxation regardless of its source.

                  "Voting Stock" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  (b) The following terms shall have the meanings specified in the Sections referred to opposite such term below:

                         TERM                          SECTION

                  "Act"                                1.04(a)
                  "Additional Amount"                  3.01(17)
                  "Bankruptcy Law"                     5.01
                  "Component Currency"                 3.12(h)
                  "Conversion Date"                    3.12(d)
                  "Custodian"                          5.01
                  "Defaulted Interest"                 3.07(b)
                  "Election Date"                      3.12(h)
                  "Event of Default"                   5.01
                  "Judgment Date"                      5.16
                  "Notice of Default"                  5.01(3)
                  "Register"                           3.05
                  "Registrar"                          3.05
                  "Substitute Date"                    5.16
                  "Valuation Date"                     3.12(c)

                  Section 1.02. Compliance Certificate and Opinions. Upon any application or request by the Company to the Trustee to take an action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Sections 2.03 and 9.06) shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 1.03. Forms of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

                  Any certificate, statement or opinion of an Officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such Officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion is based are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Section 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective upon action by the requisite percentage of Holders when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such Agent shall be sufficient for any purpose of this Indenture, and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depositary, wherever situated if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another such certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered Security or (iv) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                  (d) The ownership of Registered Securities shall be proved by the Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (f) If the Company shall solicit from the Holders of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of such series entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date;

provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  (g) The Trustee may set any day as a record date for the purpose of determining the Holders of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any direction referred to in Section 5.08 or
(iv) any request to institute proceedings referred to in Section 5.09(2), and
(v) any waiver of past defaults pursuant to Section 5.07, in each case with respect to Securities of such series. If such a record date is fixed pursuant to this paragraph, the relevant action may be taken or given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be holders of a series for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities of such series have authorized or agreed or consented to such action, and for that purpose the Outstanding Securities of such series shall be computed as of such record date; provided that no such action by Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date and the proposed action by Holders to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

                  Section 1.05. Notices, Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) in writing and mailed, first-class postage prepaid, to the Trustee at its Corporate Trust Office at [ADDRESS], or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) in writing and mailed, first-class postage prepaid, to the Company addressed to it at Ocwen Financial Corporation, The Forum, Suite 1000, 1675 Palm Beach Lakes Blvd., West Palm Beach, Florida 33401, Attention: General Counsel or at any other address previously furnished in writing to the Trustee by the Company.

                  Section 1.06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of an event (i) if any of the Securities affected by such event are Registered Securities, such notice to the Holders thereof shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed first-class postage prepaid to each such Holder affected by such event, at its address as it appears in the Register within the time prescribed for the giving of such notice and, (ii) if any of the Securities affected by such event are Bearer Securities, notice to the Holders thereof shall be sufficiently given (unless otherwise herein or in the terms of such Bearer Securities expressly provided) if published once in an Authorized Newspaper in New York, New York, and in such other city or cities, if any, as may be specified as contemplated by Section 3.01.

                  In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. In any case where notice is given to Holders of Bearer Securities by publication, neither the failure to publish such notice, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice with respect to any Holders of Registered Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

                  If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder with respect to a Holder of Registered Securities. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice with respect to a Holder of Bearer Securities.

                  Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event and such waiver shall be equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  Section 1.07. Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.08. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  Section 1.09. Separability. In case any provision of this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.10. Benefits of Indenture. Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 1.11. Governing Law. This Indenture, the Securities and any coupons appertaining thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act, which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Whether or not this Indenture is required to be qualified under the Trust Indenture Act, the provisions of the Trust Indenture Act required to be included in an indenture in order for such indenture to be so qualified shall be deemed to be included in this Indenture with the same effect as if such provisions were set forth herein and any provisions hereof which may not be included in an indenture which is so qualified shall be deemed to be deleted or modified to the extent such provisions would be required to be deleted or modified in an indenture so qualified.

                  Section 1.12. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or coupon other than a provision in the Securities of an series which specifically states that such provision shall apply in lieu of this Section) payment of principal, premium, if any, or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such date; provided that to the extent such payment is made on such next succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.


                                   ARTICLE II

                                 Security Forms

                  Section 2.01. Forms Generally. The Securities of each series and the coupons, if any, to be attached thereto shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of the Securities and coupons, if any. If temporary Securities of any series are issued as permitted by Section 3.04, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and coupons, if any, of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or coupons, if any, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

                  Unless otherwise specified as contemplated by Section 3.01, Bearer Securities shall have interest coupons attached.

                  The definitive Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved boarders or may be produced in any other manner, all as determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of such Securities and coupons, if any.

                  Section 2.02.  Form of Trustee's Certificate of
Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series described in the within-mentioned Indenture.


                                    --------------------------------------,
                                    as Trustee


                                    By:   --------------------------------
                                          Authorized Signatory

                  Section 2.03. Securities in Global Form. If Securities of or within a series are issuable in whole or in part in global form, any such Security of such series may provide that it shall represent the aggregate or specified amount of

Outstanding Securities of such series from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03 or 3.04. Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.02 hereof and need not be accompanied by an Opinion of Counsel.

                  The provisions of the last paragraph of Section 3.03 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of Section 3.03.

                  Notwithstanding the provisions of Section 2.01 and 3.07, unless otherwise specified as contemplated by Section 3.01, payment of principal of, premium, if any, and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

                  Section 2.04. Form of Legend for Securities in Global Form. Any Registered Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form with such changes as may be required by the Depositary:

                  THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE

                  INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                                  ARTICLE III

                                 The Securities

                  Section 3.01. Amount Unlimited; Issuable in Series. (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

                  (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.03) set forth, or determined in the manner provided, in an Officers' Certificate or
(iii) in one or more indentures supplemental hereto:

                  (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other securities of the series pursuant to
         Section 3.04, 3.05, 3.06, 8.06, or 10.07);

                  (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method of determination thereof;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and, with respect to Registered Securities, the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date;

                  (5) the place or places in addition to the City of New York where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable;

                  (6) the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 10.03, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

                  (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, if Registered Securities, and if other than the denomination of $5,000 and any integral multiple thereof, if Bearer Securities, the denominations in which Securities of the series shall be issuable;

                  (9) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated, and the particular provisions applicable thereto in accordance with, in addition to, or in lieu of the provisions of Section 3.12;

                  (10) if the payments of principal of, premium, if any, or interest, if any, on the Securities of the series are to be made, at the election of the Company or a Holder, in a currency or currencies (including currency unit or units) other than that in which such Securities are denominated or designated to be payable, the currency or currencies (including currency unit or units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, and the particular provisions applicable thereto in accordance with, in addition to, or in lieu of the provisions of
         Section 3.12;

                  (11) if the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined;

                  (12) if other than the principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section
         5.02 or the method by which such portion shall be determined;

                  (13) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (14) if other than as provided in Section 3.07, the Person to whom any interest on any Registered Security of the series shall be payable and the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable;

                  (15) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                  (16) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.01, the Events of Default the occurrence of which would permit the declaration of the acceleration of Maturity pursuant to

         Section 5.02 or the covenants of the Company set forth in Article IX pertaining to the Securities of the series;

                  (17) under what circumstances, if any, the Company will pay additional amounts on the Securities of that series held by a Person who is not a U.S. Person in respect of taxes or similar charges withheld or deducted ("Additional Amounts") and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

                  (18) whether Securities of the series shall be issuable as Registered Securities or Bearer Securities (with or without interest coupons), or both, and any restrictions applicable to the offering, sale or delivery of Bearer Securities and, if other than as provided in
         Section 3.05, the terms upon which Bearer Securities of a series may be exchanged for Registered Securities of the same series and vice versa;

                  (19) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                  (20) the forms of the Securities and coupons, if any, of the series;

                  (21) the applicability, if any, to the Securities of or within the series of Sections 4.04 and 4.05, or such other means of defeasance or covenant defeasance as may be specified for the Securities and coupons, if any, of such series, and, if the Securities are payable in a currency other than Dollars, whether, for the purpose of such defeasance or covenant defeasance the term "Government Obligations" shall include obligations referred to in the definition of such term which are not obligations of the United States or an agency or instrumentality of the United States;

                  (22) if other than the Trustee, the identity of the Registrar and any Paying Agent;

                  (23) the designation of the initial Exchange Rate Agent, if any;

                  (24) if the Securities of the series shall be issued in whole or in part in global form (i) the Depositary for such global Securities, (ii) the form of any legend in addition to or in lieu of that in Section 2.04 which shall be borne by such global Security, (iii) whether beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of such series and of like tenor of any authorized form and nomination, and (iv) if other than as provided in
         Section 3.05, the circumstances under which any such exchange may occur; and

                  (25) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Company) in connection with the marketing of Securities of the series.

                  (c) All Securities of any one series and coupons, if any, appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.03) set forth or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

                  (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Corporate Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

                  Section 3.02. Denominations. Unless otherwise provided as contemplated by Section 3.01, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series shall be issuable in the denomination of $5,000 and any integral multiples thereof.

                  Section 3.03. Execution, Authentication, Delivery and Dating. Securities shall be executed on behalf of the Company by two Officers. The Company's seal shall be reproduced on the Securities. The signatures of any of these officers on the Securities may be manual or facsimile. The coupons, if any, of Bearer Securities shall bear the facsimile signature of two Officers.

                  Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time, the Company may deliver Securities, together with any coupons appertaining thereto, of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

                  If the form or terms of the Securities of a series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.0l, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) if the forms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by
         Section 2.01, that such forms have been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by
         Section 3.01, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject in the case of Securities offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

                  (3) that such Securities together with any coupons appertaining thereto, when authenticated and delivered by the trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Securities denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States.

                  Notwithstanding that such form or terms have been so established, the Trustee shall have the right to decline to authenticate such Securities if, in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) reasonably acceptable to the Company, the issue of such Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. Notwithstanding the generality of the foregoing, the Trustee will not be required to authenticate Securities denominated in a Foreign Currency if the Trustee reasonably believes that it would be unable to perform its duties with respect to such Securities.

                  Notwithstanding the provisions of Section 3.01 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to the two preceding paragraphs in connection with the authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 2.01 and 3.01 and this Section, as applicable, in connection with the first authentication of Securities of such series.

                  If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities of such series in global form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Security or Securities in global form, (ii) shall be registered, if a Registered Security, in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear the legends set forth in Section 2.04 and the terms of the Board Resolution or supplemental indenture relating to such series.

                  Each Depositary designated pursuant to Section 3.01 for a Registered Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depositary is so registered. Each Depositary shall enter into an agreement with the Trustee and the Company governing the respective duties and rights of such Depositary, the Company and the Trustee with regard to Securities issued in global form.

                  Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 3.01.

                  No Security or coupon appertaining thereto shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose until the certificate of authentica tion substantially in the form provided herein is executed by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent and no coupon shall be valid until the Security to which it appertains has been so authenticated. Such signature upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture. Except as permitted by Section 3.06 or 3.07, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled.

                  Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

                  Section 3.04. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, with or without coupons, of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities and coupons, if any. In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

                  Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 9.02 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security, except as may be provided pursuant to Section 3.01, shall be delivered in exchange for a temporary Registered Security; and provided further that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless the Trustee shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form approved in or pursuant to the Board Resolutions relating thereto and such delivery shall occur only outside the United States. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 3.01.

                  Section 3.05. Registration, Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with Section 9.02 in a Place of Payment a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed "Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

                  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency maintained pursuant to Section
9.02 in a Place of Payment for that series, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions.

                  Bearer Securities or any coupons appertaining thereto shall be transferable by delivery.

                  At the option of the Holder, Registered Securities of any series (except a Registered Security in global form) may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified as contemplated by Section 3.01, Bearer Securities may not be issued in exchange for Registered Securities.

                  Unless otherwise specified as contemplated by Section 3.01, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 9.02, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States.

                  Notwithstanding the foregoing, in case any Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any

Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon, when due in accordance with the provisions of this Indenture.

                  Each Security issued in global form authenticated under this Indenture shall be registered in the name of the Depositary designated for such series or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Security issued in global form shall constitute a single Security for all purposes of this Indenture.

                  Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form in the circumstances described below, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or defaults in the performance of its duties as Depositary or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.03, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company selection pursuant to Section 3.01(b)(24) shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

                  The Company may at any time in its sole discretion determine that Securities issued in global form shall no longer be represented by such a Security or Securities in global form. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

                  If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series may surrender a Security in global form of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                  (i) to each Person specified by such Depositary a new certificated Security or Securities of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

                  (ii) to such Depositary a new Security in global form of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

                  Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be canceled by the Trustee. Unless expressly provided with respect to the Securities of any series that such Security may be exchanged for Bearer Securities, Securities in certificated form issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                  Whenever any Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 8.06 or 10.07 not involving any transfer.

                  If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required
(i) to issue, register the transfer of, or exchange any Securities of that series for a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 10.03 and ending at the close of business on the day of such mailing; (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part; or (iii) to exchange any Bearer Security so selected for redemption, except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption.

                  The foregoing provisions relating to registration, transfer and exchange may be modified, supplemented or superseded with respect to any series of Securities by a Board Resolution or in one or more indentures supplemental hereto.

                  Section 3.06. Replacement Securities. If a mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver a replacement Registered Security, if such surrendered Security was a Registered Security, or a replacement Bearer Security with coupons corresponding to the coupons appertaining to the surrendered Security, if such surrendered Security was a Bearer Security, of the same series and date of maturity, if the Trustee's requirements are met, containing identical terms and of like tenor and of like principal amount.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a replacement Registered Security, if such Holder's Claim appertains to a Registered Security, or a replacement Bearer Security with coupons corresponding to the coupons appertaining to the destroyed, lost or stolen Bearer Security or the Bearer Security to which such lost, destroyed or stolen coupon appertains, if such Holder's claim appertains to a Bearer Security, of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding with coupons corresponding to the coupons, if any, appertaining to the destroyed, lost or stolen Security.

                  In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or coupon, pay such Security or coupon; provided, however, that payment of principal of and any premium or interest on Bearer Securities shall, except as otherwise provided in Section 9.02, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by
Section 3.01, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

                  Upon the issuance of any new Security under this Section, the Company may require that payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, its agents and counsel) connected therewith.

                  Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupon, if any, or the destroyed, lost or stolen coupon, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

                  Section 3.07. Payment of Interest; Interest Rights Preserved.
(a) Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date.

                  Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, (i) interest, if any, on Bearer Securities shall be paid only against presentation and surrender of the coupons for such interest installments as are evidenced thereby as they mature and (ii) original issue discount, if any, on Bearer Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside the United States, unless the Company shall have otherwise instructed the Trustee in writing, provided that any such instruction for payment in the United States does not cause any Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations. The interest, if any, on any temporary Bearer Security shall be paid, as to any installment of interest evidenced by a coupon attached thereto only upon presentation and surrender of such coupon and, as to other installments of interest, only upon presentation of such Security for notation thereon of the payment of such interest. If at the time a payment of principal of or interest, if any, on a Bearer Security or coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in Dollars, then the Company may instruct the Trustee in writing to make such payments at a Paying Agent located in the United States, provided that provision for such payment in the United States would not cause such Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations.

                  (b) Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, any interest on Registered Securities of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for such Registered Securities (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holders on the relevant Regular Record Date by virtue of their having been such Holders, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                           (1) The Company may elect to make payment of such
                  Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                           (2) The Company may make payment of such Defaulted
                  Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

                  (c) Subject to the foregoing provisions of this Section and
Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 3.08. Persons Deemed Owners. Prior to due presentment of any Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Sections 3.05 and 3.07) interest on and Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee) as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Security in global form.

                  Section 3.09. Cancellation. The Company at any time may deliver Securities and coupons to the Trustee for cancellation. The Registrar and any Paying Agent shall forward to the Trustee any Securities and coupons surrendered to them for replacement, for registration of transfer, or for exchange or payment. The Trustee shall cancel all Securities and coupons surrendered for replacement, for registration of transfer, or for exchange, payment, redemption or cancellation and may, but shall not be required to, dispose of canceled Securities and coupons and issue a certificate of destruction to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

                  Section 3.10. Computation of Interest. Except as otherwise specified as contemplated by Section 3.01, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                  Section 3.11. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, in such case, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                  Section 3.12. Currency and Manner of Payment in Respect of Securities. (a) Unless otherwise specified with respect to any Securities pursuant to Section 3.01, with respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series, except as provided in paragraph
(d) below, payment of the principal of, premium, if any, and interest, if any, on any Registered or Bearer Security of such series will be made in the currency or currencies or currency unit or units in which such Registered Security or Bearer Security, as the case may be, is payable. The provisions of this Section
3.12 may be modified or superseded pursuant to Section 3.01 with respect to any Securities.

                  (b) It may be provided pursuant to Section 3.01, with respect to Registered Securities of any series, that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of, premium, if any, or interest, if any, on such Registered Securities in any of the currencies or currency units which may be designated for such election by delivering to the Trustee (or the applicable Paying Agent) a written election with signature guarantees and in the applicable form established pursuant to
Section 3.01, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such currency or currency unit, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (or any applicable Paying Agent) for such series of Registered Securities (but any such change must be made not later than the close of business on the Election

Date immediately preceding the next payment date to be effective for the payment to be made on such payment date, and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article IV or with respect to which a notice of redemption has been given by or on behalf of the Company pursuant to
Article X). Any Holder of any such Registered Security who shall not have delivered any such Election to the Trustee (or any applicable Paying Agent) not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant currency or currency unit as provided in Section 3.12(a). The Trustee (or the applicable Paying Agent) shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

                  (c) If the election referred to in paragraph (b) above has been provided for with respect to any Registered Securities of a series pursuant to Section 3.01, then, unless otherwise specified pursuant to Section 3.01 with respect to any such Registered Securities, not later than the fourth Business Day after the Election Date for each payment date for such Registered Securities, the Exchange Rate Agent will deliver to the Company a written notice specifying, in the currency or currencies or currency unit or units in which Registered Securities of such series are payable, the respective aggregate amounts of principal of, premium, if any, and interest, if any, on such Registered Securities to be paid on such payment date, and specifying the amounts in such currency or currencies or currency unit or units so payable in respect of such Registered Securities as to which the Holders of Registered Securities denominated in any currency or currencies or currency unit or units shall have elected to be paid in another currency or currency unit as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for with respect to any Registered Securities of a series pursuant to Section 3.01, and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 3.01, on the second Business Day immediately preceding such payment date the Company will deliver to the Trustee (or the applicable Paying Agent) an Exchange Rate Officers' Certificate in respect of the Dollar, Foreign Currency or Currencies, ECU or other currency unit payments to be made on such payment date. Unless otherwise specified pursuant to Section 3.01, the Dollar, Foreign Currency or Currencies, ECU or other currency unit amount receivable by Holders of Registered Securities who have elected payment in a currency or currency unit as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the second Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

                  (d) If a Conversion Event occurs with respect to a Foreign Currency, ECU or any other currency unit in which any of the Securities are denominated or payable otherwise than pursuant to an election provided for pursuant to paragraph (b) above, then, with respect to each date for the payment of principal of, premium, if any, and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency, ECU or such other currency unit occurring after the last date on which such Foreign Currency, ECU or such other currency unit was used (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date (but such Foreign Currency, ECU or such other currency unit that was previously the currency of payment shall, at the Company's election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the Dollar becoming such currency no longer prevail). Unless otherwise specified pursuant to Section 3.01, the Dollar amount to be paid by the Company to the Trustee or any applicable Paying Agent and by the Trustee or any applicable Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or in the case of a Foreign Currency that is a currency unit, the Dollar Equivalent of the Currency limit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g) below.

                  (e) Unless otherwise specified pursuant to Section 3.01, if the Holder of a Registered Security denominated in any currency or currency unit shall have elected to be paid in another currency or currency unit or in other currencies as provided in paragraph (b) above, and (i) a Conversion Event occurs with respect to any such elected currency or currency unit, such Holder shall receive payment in the currency or currency unit in which payment would have been made in the absence of such election and (ii) if a Conversion Event occurs with respect to the currency or currency unit in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) of this Section 3.12 (but, subject to any contravening valid election pursuant to paragraph (b) above, the elected payment currency or currency unit, in the case of the circumstances described in clause
(i) above, or the payment currency or
currency unit in the absence of such election, in the case of the circumstances described in clause (ii) above, shall, at the Company's election, resume being the currency or currency unit of payment with respect to Holders who have so elected, but only with respect to payments on payment dates preceded by 15 Business Days during which the circumstances which gave rise to such currency or currency unit, in the case of the circumstances described in clause (i) above, or the Dollar, in the case of the circumstances described in clause (ii) above, as applicable, becoming the currency or currency unit of payment, no longer prevail).

                  (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by the Exchange Rate Agent by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

                  (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent and, subject to the provisions of paragraph (h) below, shall be the sum of each amount obtained by converting the specified amount of each Component Currency (as each such term is defined in paragraph (h) below) into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

                  (h) For purposes of this Section 3.12 the following terms shall have the following meanings:

                           A "Component Currency" shall mean any currency which,
                  on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, ECU.

                           "Election Date" shall mean the Regular Record Date
                  for the applicable series of Registered Securities as specified pursuant to Section 3.01 by which the written election referred to in Section 3.12(b) may be made.

                           A "Specified Amount" of a Component Currency shall
                  mean the number of units of such Component Currency or fractions thereof which such Component Currency represented in the relevant currency unit, including, but not limited to, ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including, but not limited to, ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

                  All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee (and any applicable Paying Agent) and all Holders of Securities denominated or payable in the relevant currency, currencies or currency units. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustee of any such decision or determination.

                  In the event that the Company determines in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Company will promptly give written notice thereof to the Trustee of the appropriate series of Securities (or any applicable Paying Agent) and to the Exchange Rate Agent (and the Trustee (or such Paying Agent) will promptly thereafter give notice in the manner provided in Section 1.06 to the affected Holders) specifying the Conversion Date. In the event the Company so determines that a Conversion Event has occurred with respect to ECU or any other currency unit in which Securities are denominated or payable, the Company will promptly give written notice thereof to the Trustee (or any applicable Paying Agent) and to the Exchange Rate Agent (and the Trustee (or such Paying Agent) will promptly thereafter give notice in the manner provided in Section 1.06 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company will similarly give written notice to the Trustee (or any applicable Paying Agent) and to the Exchange Rate Agent.

                  The Trustee of the appropriate series of Securities shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Company or the Exchange Rate Agent.

                  Section 3.13. Appointment and Resignation of Exchange Rate Agent. (a) Unless otherwise specified pursuant to Section 3.01, if and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii) may be payable in a currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 3.12 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued currency or currencies or currency unit or units into the applicable payment currency or currency unit for the payment of principal, premium, if any, and interest, if any, pursuant to Section 3.12.

                  (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustee of the appropriate series of Securities accepting such appointment executed by the successor Exchange Rate Agent.

                  (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agency for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to Section 3.01 at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same currency or currencies or currency unit or units).


                                   ARTICLE IV

                     Satisfaction, Discharge and Defeasance

                  Section 4.01. Termination of Company's Obligations Under the Indenture. This Indenture shall upon a Company Request cease to be of further effect with respect to Securities of or within any series and any coupons appertaining thereto (except as to any surviving rights of registration of transfer or exchange of such Securities and replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities and any coupons appertaining thereto when

                  (1) either:

                  (A) all such Securities previously authenticated and delivered and all coupons appertaining thereto (other than (i) such coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 3.05,
         (ii) such Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid, as provided in Section 3.06, (iii) such coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 10.06 and (iv) such Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the

         Company and thereafter repaid to the Company or discharged from such trust as provided in Section 9.03) have been delivered to the Trustee for cancellation; or

                  (B) all Securities of such series and, in the case of (i) or
         (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or
         (ii) will become due and payable at their Stated Maturity within one year, or (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies or currency unit or units in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, and any Additional Amounts payable as specified pursuant to Section 3.01(b)(17) with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee and any predecessor Trustee under Section 6.09, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 9.03 shall survive.

                  Section 4.02. Application of Trust Funds. Subject to the provisions of the last paragraph of Section 9.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal, premium, if any, and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                  Section 4.03. Applicability of Defeasance Provisions; Company's Option to Effect Defeasance or Covenant Defeasance. If pursuant to
Section 3.01 provision is made for either or both of (i) defeasance of the Securities of or within a series under Section 4.04 or (ii) covenant defeasance of the Securities of or within a series under Section 4.05, then the provisions of such Section or Sections, as the case may be, together with the provisions of Sections 4.06 through 4.09 inclusive, with such modifications thereto as may be specified pursuant to Section 3.01 with respect to any Securities, shall be applicable to such Securities and any coupons appertaining thereto, and the Company may at its option by or pursuant to Board Resolution, at any time, with respect to such Securities and any coupons appertaining thereto, elect to have
Section 4.04 (if applicable) or Section 4.05 (if applicable) be applied to such Outstanding Securities and any coupons appertaining thereto upon compliance with the conditions set forth below in this Article.

                  Section 4.04. Defeasance and Discharge. Upon the Company's exercise of the option specified in Section 4.03 applicable to this Section with respect to the Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 4.06 are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and any coupons appertaining thereto which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.07 and the other Sections of this Indenture referred to in clause (ii) of this Section, and to have satisfied all its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall on a Company Order execute proper instruments acknowledging the same), except the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities and any coupons appertaining thereto to receive solely from the trust funds described in

Section 4.06(a) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, if any, on such Securities or any coupons appertaining thereto when such payments are due; (ii) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 9.02 and 9.03 and with respect to the payment of additional amounts, if any, payable with respect to such Securities as specified pursuant to Section 3.01(b)(17); (iii) the rights, powers trusts, duties and immunities of the Trustee hereunder and (iv) this Article IV. Subject to compliance with this
Article IV, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 4.05 with respect to such Securities and any coupons appertaining thereto. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

                  Section 4.05. Covenant Defeasance. Upon the Company's exercise of the option specified in Section 4.03 applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 7.01(3), 7.01(4), 9.07, 9.08, 9.09 and 9.10 and, if
specified pursuant to Section 3.01, its obligations under any other covenant, with respect to such Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 4.06 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 7.01(3), 7.01(4), 9.07, 9.08, 9.09 and 9.10 or such other covenant but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities and any coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(3) or 5.01(8), or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

                  Section 4.06. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of Section 4.04 or Section 4.05 to any Securities of or within a series and any coupons appertaining thereto:

                  (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 6.12 who shall agree to comply with and shall be entitled to the benefits of, the provisions of Sections 4.03 through
         4.09 inclusive and the last paragraph of Section 9.03 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses
         (x) and (y) of this Section 4.06(a), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, with instructions to the Trustee as to the application thereof, (A) money in an amount (in such currency, currencies or currency unit or units in which such Securities and any coupons appertaining thereto are then specified as payable at Maturity), or (B) if Securities of such series are not subject to repayment at the option of Holders, Government Obligations which through the payment of interest, principal, premium, if any, and any Additional Amounts in respect thereof in accordance with their terms will provide not later than one day before the due date of any payment referred to in clause (x) or (y) of this Section 4.06(a), money in an amount or (C) a combination thereof in an amount, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge (x) the principal of, premium, if any, and interest, if any, and any Additional Amounts on such Securities and any coupons appertaining thereto on the Maturity of such principal or installment of principal or interest and
         (y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities and any coupons appertaining thereto. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article X which shall be given effect in applying the foregoing.

                  (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (c) In the case of an election under Section 4.04, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (d) In the case of an election under Section 4.05, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (e) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 4.04 or the covenant defeasance under Section 4.05 (as the case may be) including those contained in this Section 4.06 other than the 90-day period specified in Section 4.06(g), have been complied with.

                  (f) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (g) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.01(6) and (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (h) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940 unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (i) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith as contemplated by Section 3.01.

                  Section 4.07. Deposited Money and Government Obligations to Be Held in Trust. Subject to the provisions of the last paragraph of Section 9.03, all money and Government Obligations (or other property as may be provided pursuant to Section 3.01) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.06 in respect of any Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, and any Additional Amounts, but such money need not be segregated from other funds except to the extent required by law.

                  Unless otherwise specified with respect to any Security pursuant to Section 3.01, if, after a deposit referred to in Section 4.06(a) has been made, (i) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.12(b) or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 4.06(a) has been made in respect of such Security, or (ii) a Conversion Event occurs as contemplated in Section 3.12(d) or 3.12(e) or by the terms of any Security in respect of indebtedness which the deposit pursuant to Section 4.06(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of, premium, if any, and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such currency or currency unit in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Conversion Event.

                  Section 4.08. Repayment to Company. Subject to the last paragraph of Section 9.03, the Trustee (and any Paying Agent) shall promptly pay to the Company upon Company Request any excess money or securities held by them at any time.

                  Section 4.09. Indemnity for Government Obligations. The Company shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to this Article or the principal and interest and any other amount received on such Government Obligations.

                  Section 4.10. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money or Government Obligations, as the case may be, in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture, such Securities and any coupons appertaining thereto from which the Company has been discharged or released pursuant to Section 4.04 or
4.05 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money or Government Obligations, as the case may be, held in trust pursuant to Section 4.07 with respect to such Securities and any coupons appertaining thereto in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities or coupons to receive such payment from the money or Government Obligations, as the case may be, so held in trust.

                                   ARTICLE V

                             Defaults and Remedies

                  Section 5.01. Events of Default. An "Event of Default" occurs with respect to the Securities of any series if (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (1) the Company defaults in the payment of interest
                  on any Security of that series or any coupon appertaining thereto or any Additional Amount payable with respect to any Security of that series as specified pursuant to Section 3.01(b)(17) when the same becomes due and payable and such default continues for a period of 30 days;

                           (2) the Company defaults in the payment of the
                  principal of or any premium on any Security of that series when the same becomes due and payable at its Maturity or on redemption or otherwise, or in the payment of a mandatory sinking fund payment when and as due by the terms of the Securities of that series;

                           (3) the Company fails to comply with any of its
                  agreements or covenants in, or any of the provisions of, this Indenture with respect to any Security of that series (other than an agreement, covenant or provision for which non-compliance is elsewhere in this Section specifically dealt with), and such non-compliance continues for a period of 60 days after there has been given by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of the series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                           (4) the Company or any Subsidiary defaults in the
                  payment of principal or any premium of or interest on, or other payments in respect of, any Indebtedness of the Company or any Subsidiary of the Company after the expiration of any applicable grace period with respect thereto, or there occurs any acceleration of any Indebtedness of the Company or any Subsidiary of the

                  Company as a result of any other default in respect of such Indebtedness, in either case where the aggregate principal amount of such Indebtedness so unpaid or accelerated is equal to or greater than 5% of the Company's Consolidated Tangible Net Worth, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, or there having been deposited in trust a sum of money sufficient to discharge in full such Indebtedness, in each case within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged, cause to be deposited in trust a sum sufficient to discharge in full such Indebtedness or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Section 6.06, the Trustee shall not be deemed to have knowledge of such default unless either
                  (A) the Trustee shall have actual knowledge of such default or
                  (B) the Trustee shall have received written notice thereof from the Company, from the holder of any such Indebtedness or from any trustee in respect of such Indebtedness;

                           (5) existence of one or more judgments against the
                  Company or any of its Subsidiaries for an aggregate amount (including any interest thereon) in excess of 5% of the Company's Consolidated Tangible Net Worth, which remain undischarged 60 days after all rights to directly review such judgment, whether by appeal or writ, have been exhausted or have expired;

                           (6) the Company or the Bank, pursuant to or within
                  the meaning of any Bankruptcy Law, (A) commences a voluntary case or proceeding, (B) consents to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, (E) makes an admission in writing of its inability to pay its debts generally as they become due or (F) takes corporate action in furtherance of any such action;

                           (7) a court of competent jurisdiction enters an order
                  or decree under any Bankruptcy Law that (A) is for relief against the Company or the Bank, in an involuntary case, (B) adjudges the Company or the Bank as bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, arrangement, and adjustment or composition of or in respect of the Company or the Bank, or appoints a Custodian of the Company or the Bank, or for all or substantially all of its property, or (C) orders the liquidation of the Company or the Bank and the decree remains unstayed and in effect for 60 days; or

                           (8) any other Event of Default provided as
                  contemplated by Section 3.01 with respect to Securities of that series.

                  The Company shall deliver to the Trustee, within 90 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which is or with the giving of notice or the lapse of time would become an event which is or with the giving of notice or the lapse of time would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

                  As used in the Indenture, the term "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state bankruptcy, insolvency, reorganization or other law for the relief of debtors. As used in the Indenture, the term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  Section 5.02. Acceleration; Rescission and Annulment. If an Event of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of that series by written notice to the Company (and if given by the Holders, to the Trustee), may declare the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the Original principal amount as may be specified in the terms of that series) of and accrued interest, if any, on all the Securities of that series to be due and payable and upon any such declaration such principal (or, in the case of Original Issue Discount Securities or Indexed Securities, such specified amount) and interest, if any, shall be immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) in the currency or currency unit in which that
                  series of Securities is payable, all overdue interest on all Securities of that series and any related coupons and any Additional Amounts,

                           (B) in the currency or currency unit in which that
                  series of Securities is payable, the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities and any Additional Amounts payable, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all existing Defaults and Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.07. No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Section 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

                           (1) default is made in the payment of any interest on
                  any Security or coupon, if any, when such interest or any Additional Amounts becomes due and payable and such default continues for a period of 30 days, or

                           (2) default is made in the payment of the principal
                  of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, if any, the whole amount then due and payable on such Securities and coupons for principal, premium, if any, and interest and any Additional Amounts, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest and any Additional Amounts, at the rate or rates prescribed therefor in such Securities or coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

                  Section 5.04. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents and take such actions authorized under the Trust Indenture Act as may be necessary or advisable in order to have the claims of the Trustee and the Holders of Securities allowed in any judicial proceedings relating to the Company, its creditors or its property. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.09.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  Section 5.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee, in its own name as an express trust, without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto and any recovery of judgment shall, after provision for the reasonable fees and expenses of the Trustee and its counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect to which judgment was recovered.

                  Section 5.06. Delay or Omission Not Waiver. No delay or omission by the Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

                  Section 5.07. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of Outstanding Securities of any series by written notice to the Trustee may waive on behalf of the Holders of all Securities of such series and any related coupons a past Default or Event of Default with respect to that series and its consequences except (i) a Default or Event of Default in the payment of the principal of, premium, if any, or interest or any Additional Amounts on any Security of such series or any coupon appertaining thereto or (ii) in respect of a covenant or provision hereof which pursuant to Section 8.02 cannot be amended or modified without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture.

                  Section 5.08. Control by Majority. The Holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Securities of that series; provided, however, that (i) the Trustee may refuse to follow any direction that conflicts with law or this Indenture
(ii) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting or of any other series for which the Trustee is trustee, or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability and (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. Prior to the taking of any action hereunder, the Trustee shall be entitled to reasonable indemnification satisfactory to the Trustee against all losses and expenses caused by taking or not taking such action. This paragraph shall be in lieu of Section 316(a)(1)(A) of the Trust Indenture Act and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted By the Trust Indenture Act.

                  Section 5.09. Limitation on Suits by Holders. No Holder of any Security of any series or any coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                           (1) the Holder has previously given written notice to
                  the Trustee of a continuing Event of Default with respect to the Securities of that series;

                           (2) the Holders of at least 25% in aggregate
                  principal amount of the Outstanding Securities of that series have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                           (3) such Holder or Holders have offered to the
                  Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

                           (4) the Trustee for 60 days after its receipt of such
                  notice, request and the offer of indemnity has failed to institute any such proceedings; and

                           (5) during such 60-day period, the Holders of a
                  majority in aggregate principal amount of the Outstanding Securities of that series have not given to the Trustee a direction inconsistent with such written request.

                  No one or more Holders shall have any right in any manner whatever by virtue of, or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  Section 5.10. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security or coupon to receive payment of principal of, premium, if any, and, subject to Sections 3.05 and 3.07, interest on the Security and any Additional Amounts, on or after the respective due dates expressed in the Security (or, in case of redemption, on the redemption dates), and the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or, subject to Section 5.09, to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  Section 5.11. Application of Money Collected. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, and any Additional Amounts upon presentation of the Securities or coupon or both and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                           FIRST: to the Trustee for amounts due under Section 6.09;

                           SECOND: to Holders of Securities and coupons in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest or any Additional Amounts, ratably, without preference or priority of any kind, according to the amounts due and payable on

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

         such Securities for principal, premium, if any, and interest or Additional Amounts, respectively; and

                           THIRD: to the Company.

                  The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.11. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

                  Section 5.12. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders of Securities and coupons shall continue as though no such proceeding had been instituted.

                  Section 5.13. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any existing right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.14. Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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

                  Section 5.15. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant, provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or by the Trustee.

                  Section 5.16. Judgment Currency. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security or any related coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or coupon, then such conversion shall be made by the Exchange Rate Agent at the Market Exchange Rate as in effect on the date of entry of the judgment (the "Judgment Date"). If pursuant to any such judgment, conversion shall be made on a date (the "Substitute Date") other than the Judgment Date and there shall occur a change between the Market Exchange Rate as in effect on the Judgment Date and the Market Exchange Rate as in effect on the Substitute Date, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other currency or currency unit which, when converted at the Market Exchange Rate as in effect on the Judgment Date, is the amount due hereunder or under such Security or coupon. Any amount due from the Company, under this Section 5.16 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or coupon. In no event, however, shall the Company be required to pay more in the currency or currency unit due hereunder under such Security or coupon at the Market Exchange Rate as in effect on the Judgment Date than the amount of currency or currency unit stated to be due hereunder or under such Security or coupon so that in any event the Company's obligations hereunder or under such Security or coupon will be effectively maintained as obligations in such currency or currency unit, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion on the Substitute Date over the amount due and payable on the Judgment Date.

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

                                   ARTICLE VI

                                  The Trustee

                  Section 6.01. Certain Duties and Responsibilities of the Trustee. (a) The Trustee's duties and responsibilities under this Indenture shall be governed by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 6.02. Rights of Trustee. Subject to the provisions of the Trust Indenture Act:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 3.03 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

                  (c) Before the Trustee acts or refrains from acting, it may consult with counsel of its selection and/or require an Officers' Certificate. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on a Board Resolution, the written or oral advice of counsel reasonably acceptable to the Company and the Trustee (which advice, if oral, counsel shall promptly confirm in writing to the Trustee), a certificate of an Officer or Officers delivered pursuant to Section 1.02, an Officers' Certificate or an Opinion of Counsel.

                  (d) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

                  (e) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (f) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may seem fit, and, if the Trustee shall determine to make such further inquiry or investigation it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

                  (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (i) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.02.

                  Section 6.03. Trustee May Hold Securities. The Trustee, any Paying Agent, any Registrar or any other agent of the Company, in its in individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company, an Affiliate or Subsidiary with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

                  Section 6.04. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing with the Company.

                  Section 6.05. Trustee's Disclaimer. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or accuracy of this Indenture or the Securities or any coupon. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture.

                  Section 6.06. Notice of Defaults. If a Default occurs and is continuing with respect to the Securities of any series and if it is known to a Responsible Officer of the Trustee, the Trustee shall, within 90 days after it occurs, transmit by mail to the Holders of Securities of such series, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of all Defaults known to it unless such Default shall have been cured or waived; provided, however, that except in the case of a Default in payment on the Securities of any series, the Trustee may withhold the notice if and so long as the board of directors, the executive committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Holders of Securities of that series; and provided, further, that in the case of any Default of the character specified in Section 5.01(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                  Section 6.07. Reports by Trustee to Holders. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12-month period, such report shall cover the 12-month period ending March 15 and shall be transmitted by the next succeeding March 15. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

                  Section 6.08. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require containing all the information in the possession or control of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of Holders of Securities of each such series. If there are Bearer Securities of any series Outstanding, even if the Trustee is the Registrar, the Company shall furnish to the Trustee such a list containing such information with respect to Holders of such Bearer Securities only.

                  Section 6.09. Compensation and Indemnity. (a) The Company shall pay to the Trustee from time to time such reasonable compensation for its services as the Company and the Trustee shall agree in writing from time to time. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture, except any such expense as may be attributable to its negligence or bad faith. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

                  (b) The Company shall indemnify the Trustee and any Predecessor Trustee, for and hold it harmless against, any loss or liability damage, claim or reasonable expense including taxes (other than taxes based upon or determined or measured by the income of the Trustee) incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  (c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

                  (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Securities of any series on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, any interest and any Additional Amounts, on particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(6) or Section 5.01(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture or the resignation or removal of the Trustee.

                  Section 6.10. Replacement of Trustee. (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Securities of any series by giving written notice thereof to the Company.

                  (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may remove the Trustee with respect to that series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the Company's consent.

                  (d) If at any time:

                           (1) the Trustee fails to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for any least six months, or

                           (2) the Trustee shall cease to be eligible under
         Section 6.12 of this Indenture or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder of a

         Security who has been a bona fide Holder of a Security for at least six months; or

                           (3) the Trustee becomes incapable of acting, is adjudged a bankrupt or an insolvent or a receiver or public officer takes charge of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
         (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of one or more series, the Company, by or pursuant to Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities to that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  Section 6.11. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, without further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein such successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties or the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by another such Trustee and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each

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

such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to the successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

                  (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  Section 6.12. Eligibility; Disqualification. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under
Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least $50,000,000. If such Trustee publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect heretofore specified in this Article.

                  Section 6.13. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or

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

consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  Section 6.14. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue, exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which Instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and, except as may otherwise be provided pursuant to
Section 3.01, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

                  This is one of the Securities of the series described in the within-mentioned Indenture.

                             ------------------------------------
                             as Trustee



                             By:
                                ---------------------------------
                                as Authenticating Agent



                             By:
                                ---------------------------------
                                Authorized Signatory


                                  ARTICLE VII

                  Consolidation, Merger or Sale by the Company

                  Section 7.01. Consolidation, Merger or Sale of Assets Permitted. The Company shall not consolidate with or merge with or into, or sell, transfer or lease all or substantially all of its assets to, any Person unless:

                           (1) the Person formed by or surviving any such consolidation or any merger (if other than the Company), or to which such transfer or lease shall have been made, is organized and existing under the laws of the United States, any State thereof or the District of Columbia;

                           (2) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such transfer or lease shall have been made, expressly assumes by supplemental indenture hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal, premium, if any, interest, if any and any Additional Amounts, with respect to all of the Securities and the performance or observance of every covenant under this Indenture and the Securities on the part of the Company to be performed under the Securities, the coupons and this Indenture;

                           (3) immediately after giving effect to the transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary of the Company as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction no Default or Event of Default exists and is continuing; and

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

                           (4) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by the Securities of any series, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure such Securities equally and ratably with all indebtedness secured thereby.

                  The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction under this Indenture have been met.

                  In the event of the assumption by a successor Person as provided in clause (2) above, such successor Person shall succeed to and be substituted for the Company hereunder and under the Securities with the same effect as if it had been named hereunder and thereunder and, except in the case of a lease, any coupons appertaining thereto and all such obligations of the Company shall terminate.


                                  ARTICLE VIII

                            Supplemental Indentures

                  Section 8.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                           (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities; or

                           (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

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

                           (3) to add any additional Events of Default with respect to all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly included solely for the benefit of such series); or

                           (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Bearer Securities (including, without limitation to provide that Bearer Securities may be registrable as to principal only) or to facilitate the issuance of Securities in global form; or

                           (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                           (6)  to secure the Securities; or

                           (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

                           (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                           (9) if allowed without penalty under applicable laws and regulations, to permit payment in the United states (including any of the States and District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal, premium, if any, or interest, if any, on Bearer Securities or coupons, if any; or

                           (10) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

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

                           (11) to cure an ambiguity or correct any mistake, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

                  Section 8.02. Supplemental Indentures with Consent of Holders. With the written consent of the Holders of a majority of the aggregate principal amount of the Outstanding Securities of each series adversely affected by such supplemental indenture (with the Securities of each series voting as a class), the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify the rights of the Holders of such Securities; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, a supplemental indenture under this Section may not:

                           (1) change the Stated Maturity of the principal of, or premium, if any, on, or any installment of principal of or premium, if any, or interest on, or any Additional Amounts on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption, repurchase or repayment thereof, or change the manner in which the amount of any principal thereof or premium, if any, or interest or Additional Amounts thereon is determined or reduce the amount of the principal of any Original Issue Discount Security or Indexed Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change the Place of Payment where or the currency in which any Securities or any premium or the interest or Additional Amounts thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

                           (2) reduce the percentage in principal amount of the Outstanding Securities affected thereby, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

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

                           (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in
         Section 9.02; or

                           (4) make any change in Section 5.07 or this 8.02 except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived with the consent of the Holders of each Outstanding Security affected thereby.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It is not necessary under this Section 8.02 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

                  Section 8.03. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities of one or more series shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

                  Section 8.04. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 8.05. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

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

                  Section 8.06. Reference in Securities to Supplemental Indentures. Securities, including any coupons, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities including any coupons of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities including any coupons of such series.


                                   ARTICLE IX

                                   Covenants

                  Section 9.01. Payment of Principal, Premium, if any, and Interest. The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest together with Additional Amounts, if any, on the Securities of that series in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture. An installment of principal, premium, if any, or interest, if any, of any Additional Amounts shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

                  Section 9.02. Maintenance of Office or Agency. If Securities of a series are issued as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, (i) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock

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

exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (ii) subject to any laws or regulations applicable thereto, an office or agency in a Place by Payment for that series which is located outside the United States, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture maybe served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  Unless otherwise specified as contemplated by Section 3.01, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or coupon for payment, even if the payment would be credited to an account located outside the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium or interest on any such Bearer Security shall be made at the office of the Company's Paying Agent located within the United States, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities (including any coupons, if any) of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or an agency in each Place of Payment for Securities (including any coupons, if any) of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or

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

rescission and of any change in the location of any such other office or agency. Unless otherwise specified as contemplated by Section 3.01, the Trustee shall initially serve as Paying Agent.

                  If and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii) may be payable in currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities or as so required, an Exchange Rate Agent.

                  Section 9.03. Money for Securities Payments to be Held in Trust; Unclaimed Money. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest or any Additional Amount, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                           (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest or Additional Amounts on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making to any payment of principal, premium, if any, or interest or Additional Amounts on the Securities; and

                           (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge or defeasance of this

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

Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal, premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest or Additional Amount has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and coupon, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  Section 9.04. Corporate Existence. Subject to Article VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not and is not reasonably likely to be disadvantageous in any material respect to the Holders.

                  Section 9.05.  Reports by the Company. (a)   At the Company's
expense, regardless of whether the Company is required to furnish such reports to its stockholders pursuant to the rules and regulations of the Commission, for so long as there are Outstanding Securities, the Company shall furnish to the Holders and the Trustee (i) within 45 days after the end of each of the first three

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

fiscal quarters of each fiscal year and 90 days of the end of each fiscal year all quarterly and annual financial information, as the case may be, that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its Subsidiaries, and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8- K if the Company were required to file such reports.

                  (b) In addition, whether or not required by the rules and regulations of the Commission, the Company will file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

                  Section 9.06. Annual Review Certificate; Notice of Defaults or Events of Default. The Company covenants and agrees to deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof, a certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company, covering the preceding calendar year, stating whether or not to the best knowledge of the signer(s) thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purposes of this Section 9.06, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

                  Section 9.07. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate

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

proceedings and for which adequate reserves (in the good faith judgment of the Board of Directors) have been made.

                  Section 9.08. Maintenance of Properties. The Company will cause all properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                  Section 9.09. Maintenance of Bank's Status as FDIC-Insured Institution. The Company shall use its best efforts to maintain the Bank's status as an FDIC-insured depository institution.

                  Section 9.10 Insurance. The Company will at all times maintain and will cause each of its Subsidiaries to maintain (either in the name of the Company or in such Subsidiary's own name) with financially sound and reputable insurers, insurance on all its properties in such amounts as management of the Company reasonably determines is appropriate under the circumstances.


                                   ARTICLE X

                                   Redemption

                  Section 10.01. Applicability of Article. Securities (including coupons, if any) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

                  Section 10.02. Election to Redeem Notice to Trustee. The election of the Company to redeem any Securities, including coupons, if any, shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities or coupons, if any, of

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

any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and Redemption Price, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

                  Section 10.03. Selection of Securities to be Redeemed. Unless otherwise specified as contemplated by Section 3.01, if less than all the Securities (including coupons, if any) of a series with the same terms are to be redeemed, the Trustee, not more than 45 days prior to the redemption date, shall select the Securities of the series to be redeemed in such manner as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. The Trustee shall make the selection from Securities of the series that are Outstanding and that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities, including coupons, if any, of that series or any integral multiple thereof) of the principal amount of Securities, including coupons, if any, of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall promptly notify the Company in writing of the Securities selected by the Trustee for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption. If less than all the Securities of any series with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date.

                  For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of

Securities (including coupons, if any) shall relate, in the case of any Securities (including coupons, if any) redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities (including coupons, if any) which has been or is to be redeemed.

                  Section 10.04. Notice of Redemption. Unless otherwise specified as contemplated by Section 3.01, notice of redemption shall be given in the manner provided in Section 1.06 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities to be redeemed.

All notices of redemption shall state:

                           (1)  the Redemption Date;

                           (2)  the Redemption Price;

                           (3) if less than all the Outstanding Securities of a series are to be redeemed, the identification (and in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

                           (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

                           (5) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to surrendered for payment for the Redemption Price;

                           (6) that Securities of the series called for redemption and all unmatured coupons, if any, appertaining thereto must be surrendered to the Paying Agent to collect the Redemption Price;

                           (7) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                           (8) that the redemption is for a sinking fund, if such is the case;

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

                           (9) that unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished; and

                           (10) the CUSIP number, if any, of the Securities.

                  Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  Section 10.05. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article XI, segregate and hold in trust as provided in Section 9.03) an amount of money in the currency or currencies (including currency unit or units) in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.

                  Unless any Security by its terms prohibits any sinking fund payment obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Company may deliver such Securities to the Trustee for crediting against such payment obligation in accordance with the terms of such Securities and this Indenture.

                  Section 10.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for any such interest appertaining to any Bearer Security so to be redeemed, except to the extent provided below, shall be void. Except as provided in the next succeeding paragraph, upon surrender of any such Security, including coupons, if any, for

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

redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (and any Additional Amounts) to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and its possessions (except as otherwise provided in Section 9.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender to coupons for such interest; and provided, further that, unless otherwise specified as contemplated by Section 3.01, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest (and any Additional Amounts) represented by coupons shall be payable only at an office or agency located outside of the United States (except as otherwise specified pursuant to Section 9.02) and, unless otherwise provided as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  Section 10.07. Securities Redeemed in Part. Upon surrender of a Registered Security that is redeemed in part at any Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute and the Trustee

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shall authenticate and deliver to the Holder of that Security, without service charge a new Registered Security or Securities of the same series, having the same form, terms and Stated Maturity, in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal amount of the Security surrendered.


                                   ARTICLE XI

                                 Sinking Funds

                  Section 11.01. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section
3.01 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                  Section 11.02. Satisfaction of Sinking Fund Payments with Securities. The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) together, in the case of Bearer Securities of such series, with all unmatured coupons appertaining thereto and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

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                  Section 11.03. Redemption of Securities for Sinking Fund. Not
less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied be delivering and crediting Securities of that series pursuant to
Section 11.02 and will also deliver to the Trustee any Securities to be so delivered to the extent it has not previously done so. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 10.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 10.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
10.06 and 10.07.




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                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       OCWEN FINANCIAL CORPORATION


                                       By:
                                           --------------------------------
                                       Name:
                                       Title:



{Seal}

Attest:


By:
    ------------------------------
    Name:
    Title:




                                       NORWEST BANK MINNESOTA, N.A.



                                       By:
                                           --------------------------------
                                           Name:
                                           Title:


{Seal}

Attest:

By:
    ------------------------------
    Name:
    Title:




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